UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement

☐ Definitive Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))

EVENTURE INTERACTIVE, INC.

(Name of Registrant as Specified In Its Charter)

Copies to:

Gregory Sichenzia, Esq.

61 Broadway, 32nd Floor

New York, NY 10006

Fax: 212-930-9725

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EVENTURE INTERACTIVE, INC.

3420 Bristol Street, 6th Floor

Costa Mesa, CA 92626

INFORMATION STATEMENT

PURSUANT TO SECTION 14

OF THE SECURITIES EXCHANGE ACT OF 1934

AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

This information statement has been mailed on or about *, 2015 to the shareholders of record on May 11, 2015 (the “Record Date”) of Eventure Interactive, Inc., a Nevada corporation (the “Company”), in connection with certain actions to be taken by the written consent by the holders of a majority of the voting power of the outstanding capital stock of the Company, dated as of May 11, 2015. The actions to be taken pursuant to the written consents may be taken on or about *, 2015, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

By Order of the Board of Directors,

/s/ Michael D. Rountree

Chief Financial Officer

NOTICE OF ACTION TO BE TAKEN PURSUANT THE WRITTEN CONSENT OF SHAREHOLDERS HOLDING A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING SHARES OF STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE SHAREHOLDERS, DATED May 11, 2015.

To the Company’s Shareholders:

NOTICE IS HEREBY GIVEN that the following actions have been approved pursuant to the written consent of the holders of a majority of the voting power of the outstanding capital stock of the Company dated May 11, 2015, in lieu of a special meeting of the shareholders.

1.	To authorize the board of directors of the Company to amend its Certificate of Incorporation to increase the number of authorized shares of common stock of the Company, par value $0.001 per share (the “Common Stock”) from 300,000,000 to 1,000,000,000 shares.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the record date of May 11, 2015 (the “Record Date”), the Company's authorized capitalization consisted of 300,000,000 shares of Common Stock, of which 61,466,431 shares were issued and outstanding and 1,000,000 shares of Series A Preferred Stock, of which 0 shares were issued and outstanding.  Each share of Common Stock entitles its holder to one vote on each matter submitted to the shareholders.   However, because shareholders holding a majority of the voting rights of all outstanding shares of common stock as of the Record Date have voted in favor of the foregoing actions by resolution dated as of the Record Date, no other shareholder consents will be solicited in connection with this Information Statement.

Shareholders of record on the Record Date will be entitled to receive this notice and Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been mailed to the shareholders. The Company anticipates that the amendments discussed above will be effected on or about the close of business of *, 2015.

This Information Statement will serve as written notice to shareholders pursuant to Section 78.370 of the Nevada Revised Statutes.

ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify the Company's shareholders as of the Record Date of certain corporate actions expected to be taken pursuant to the consents or authorizations of shareholders representing a majority of the voting rights of the Company’s outstanding Common Stock.

Shareholders holding a majority of the voting power of the Company's outstanding stock voted in favor of the corporate matters outlined in this Information Statement, consisting of the amendments to the Company’s Certificate of Incorporation (the “Articles”) to authorize the board of directors of the Company to amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock from 300,000,000 to 1,000,000,000 shares.

Who is Entitled to Notice?

Each outstanding share of Common Stock, as of the Record Date will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the Record Date that held in excess of fifty percent (50%) of the voting power of the Company's outstanding shares of stock voted in favor of the Actions.

What Constitutes the Voting Shares of the Company?

The voting power entitled to vote on the Actions consists of the vote of the holders of a majority of the voting power of the outstanding capital stock comprised of the holders of the Company’s outstanding Common Stock, each of whom is entitled to one vote per share.  As of the Record Date, there were 61,466,431 shares of Common Stock issued and outstanding.

What Corporate Matters Will the Shareholders Vote For, and How Will They Vote?

Shareholders holding a majority of the voting power of the Company’s outstanding stock have voted in favor of the following Action(s):

1.	To authorize the board of directors of the Company to amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock from 300,000,000 to 1,000,000,000 shares.

What Vote is Required to Approve the Actions?

The affirmative vote of a majority of the voting power of the shares of the Company’s Common Stock outstanding on the applicable record date was required for approval of the Actions. A majority of the voting power of the outstanding shares of Common Stock have voted in favor of the Actions.  The holders who have voted in favor of the Actions comprise two persons named in the beneficial ownership table appearing on the following page, consisting of Jason Harvey and Michael Holley and also include seven other persons/entities not named in such table.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of May 11, 2015 by (i) each person who is known by us to beneficially own more than 5% of the Company’s Common Stock; (ii) each of the Company’s officers and directors; and (iii) all of the Company’s officers and directors as a group.

Beneficial ownership has been determined in accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”) and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Common stock beneficially owned and percentage ownership is based on 61,466,431 shares outstanding on the Record Date and assuming the exercise of any options or warrants or conversion of any convertible securities held by such person, which are presently exercisable or will become exercisable within 60 days of the Record Date.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)

Gannon K. Giguiere	Common Stock	21,166,144 shares, direct(3)	34.16%
Alan L. Johnson	Common Stock	17,594,617 shares, direct(4)	28.39%
Michael D. Rountree	Common Stock	6,837,810 shares, direct(5)	11.03%
Jason E. Harvey	Common Stock	83,332 shares, direct(6)	0.13%
All directors and executive officers as a group (4 persons)		45,682,202 shares, direct(7)	73.72%

(1)	As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) within 60 days of April 1, 2015. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights.

(2)	There were 61,466,431 shares of common stock issued and outstanding on April 1, 2015.

(3)	Includes 536,804 presently exercisable stock options or stock options exercisable within 60 days of April 1, 2015. Excludes 1,963,197 shares issuable upon exercise of stock options not exercisable within 60 days of April 1, 2015.

(4)	Includes 425,692 shares issuable upon the exercise of presently exercisable stock options and stock options exercisable within 60 days of April 1, 2015. Excludes 1,074,309 shares issuable upon exercise of stock options not exercisable within 60 days of April 1, 2015.

(5)	Includes 265,268 shares issuable upon the exercise of presently exercisable stock options and stock options exercisable within 60 days of April 1, 2015. Excludes 1,034,732 shares issuable upon exercise of stock options not exercisable within 60 days of April 1, 2015.

(6)	Includes 83,332 shares issuable upon the exercise of presently exercisable stock options and stock options exercisable within 60 days of April 1, 2015. Excludes 666,668 shares issuable upon exercise of stock options not exercisable within 60 days of April 1, 2015.

(7)	Includes 1,311,095 shares issuable upon the exercise of presently exercisable stock options and stock options exercisable within 60 days of April 1, 2015. Excludes 4,738,905 shares issuable upon exercise of stock options not exercisable within 60 days of April 1, 2015.

ACTION I

TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECTUATE THE

AMENDMENT OF THE COMPANY’S CERTIFICATE

 OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED COMMON STOCK

The Board of Directors and the holders of a majority of the voting power of the Company’s shareholders have adopted resolutions approving an amendment to the Company’s Articles to increase the number of authorized shares of Common Stock of the Company (the “Increase of Authorized Common Stock”), as described below.

The form of the amendment to the Company’s Articles to increase the Company’s authorized shares of common stock will be substantially as set forth on Appendix A (subject to any changes required by applicable law). The Increase of Authorized Common Stock would authorize the Company’s Board of Directors to effect an Increase of Authorized Common Stock of the Company from 300,000,000 shares to 1,000,000,000 shares.

Reasons for the Increase of Authorized Common Stock

The general purpose of the Increase of Authorized Common Stock is to enhance the Company’s ability to finance the development and operation of its business.

Potential uses of the additional authorized shares of common stock may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of the Common Stock will give the Company greater flexibility and will allow the Company to issue such shares in most cases without the expense or delay of seeking stockholder approval. Except as previously disclosed in the Company’s annual, quarterly and current reports with the SEC, the Company currently has no specific agreements with respect to the additional authorized but unissued shares of Common Stock and has no specific plans to issue any such shares. However, the Company may in the future issue shares of its Common Stock in connection with financing transactions and other corporate purposes which its Board of Directors believes will be in the best interest of the Company’s stock holders, including in connection with respect to agreements with athletes who endorse the Company’s products. Shares of Common Stock carry no pre-emptive rights to purchase additional shares.

Effect of the Increase of Authorized Common Stock

The Increase of Authorized Common Stock will not have any immediate effect on the rights of existing stockholders and, except as previously disclosed in the Company’s annual, quarterly and current reports with the SEC, the Company currently has no specific agreements with respect to the additional authorized but unissued shares of Common Stock and has no specific plans to issue any such shares. However, the Company’s board of directors will have the authority to issue authorized shares of common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares of common stock are issued in the future, they will decrease the existing stockholders’ percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.

The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued common stock could be issued (within limits imposed by applicable law) in one or more transactions. Any such issuance of additional shares could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

No Appraisal Rights

Under Nevada law and the Company’s charter documents, holders of the Company’s Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Increase of Authorized Common Stock.

Interests of Certain Persons in the Action

Certain of the Company’s officers and directors have an interest in this Action as a result of their ownership of shares of our common stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” above.  However, we do not believe that our officers or directors have interests in this Action that are different from or greater than those of any other of our stockholders.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

HOUSEHOLDING

Only one Information Statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. This practice, known as “householding,” is intended to eliminate duplicate mailings, conserve natural resources and help us reduce our printing and mailing costs. We undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered.

If multiple stockholders sharing an address have received one copy of this Information Statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send your request to: EVENTURE INTERACTIVE, INC., 3420 Bristol Street, 6th Floor, Costa Mesa, CA 92626 or call us at 602.326.8290. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, you may send your request to the above mailing address or call the above phone number.

ADDITIONAL INFORMATION

The Company will provide upon request and without charge to each shareholder receiving this Information Statement a copy of the Company's Annual Report on Form 10-K filed on April 14, 2015, as amended, which includes audited financial statements for the period ended December 31, 2014 and 2013, as filed with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System.

By order of the Board of Directors
May 11, 2015

/s/ Michael Rountree
Michael D. Rountree
Chief Financial Officer

Appendix A

Certificate of Amendment to articles of incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390• After Issuance of Stock)

1. Name of corporation:

Eventure Interactive, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Section 3.1 is hereby amended and restated as follows:

The aggregate number of shares which the Corporation shall have authority to issue is one billion ten million (1,010,000,000) shares, of which one billion (1,000,000,000) shares shall be designated as common stock, $0.001 par value per share, and of which ten million (10,000,000) shares shall be designated as preferred stock, $0.001 par value per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: _________

4. Effective date of filing: (optional)            Date: __________         Time: __________

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)